Exhibit 99.2

Trilogy Metals Announces Additions to Senior Management Team

VANCOUVER, May 31, 2018 /CNW/ - Trilogy Metals Inc. (TSX/NYSE American: TMQ) ("Trilogy Metals" or the "Company") is pleased to announce the additions of Patrick ("Pat") Donnelly as Vice President, Corporate Communications and Development and Robert ("Bob") Jacko as Vice President, Projects to the Company's senior management team.

Rick Van Nieuwenhuyse, President and Chief Executive Officer said, "It's great to have Pat back on the team. He knows our projects, understands our Company, and knows the minerals sector well. Bob has a tremendous amount of Arctic experience as Mine Manager at Red Dog and Pogo. His knowledge of Alaska and working with NANA specifically at Red Dog will be a huge benefit to the Company as we advance our high-grade Arctic Project towards permitting and feasibility. Welcome aboard!"

Patrick Donnelly, Vice President, Corporate Communications & Development

Pat Donnelly will be returning to the Company's senior management team effective June 11, 2018 as Vice President, Corporate Communications and Development.  Pat has a broad range of experience in mineral exploration, capital markets, corporate development and investor relations.  He began his career as a project geologist 25 years ago exploring for precious and base metals and diamonds in western and northern Canada.  Subsequently, Pat worked for a Canadian securities firm as a base metals analyst.  Pat has recently completed over three years as President at First Mining Gold Corporation ("First Mining"), where he was an original co-founder at First Mining and responsible for leading the company's initial public offering and listing the company on the Toronto Stock Exchange.  Pat was instrumental in negotiating and completing eight M&A transactions.  Pat had worked with the Company as Vice President, Corporate Communications from August 2012 to August 2014 where he developed and organized institutional and retail marketing strategies for the Company and worked with the other members of the management team on community relations with the local communities in Northwest Alaska.

Pat has a Masters of Business Administration from the Rotman School of Management and a Bachelor of Science in Geological Sciences from the University of British Columbia.  As Vice President, Corporate Communications and Development, Pat will be responsible for all aspects of Trilogy Metals' investor relations and marketing and the Company's overall corporate communications strategy.

Robert Jacko, Vice President, Projects

Bob Jacko is transitioning from his contract role with the Company to a permanent employee, joining the senior management team as Vice President, Projects.  Bob is a mining engineer with over 35 years of practice, technical and managerial experience in both underground and open pit operations within Canada and the United States.  He has extensive experience in mine start-ups, project development, mature operations and closure.  In the past eight years, Bob has focused on engineering oversight working on a variety of preliminary economic assessments, pre-feasibility studies and bankable feasibilities studies for mining projects.  Prior to that, Bob's positions included but were not limited to, Vice President and General Manager, Projects for Thompson Creek Metals Inc., General Manager at the Pogo Mine in Alaska, General Manager at Red Dog Operations, Mine Manager at the Polaris Mine and Mine Manager at the Sullivan Mine.

Bob has led the Company's efforts over the past couple of years in completing the pre-feasibility study at the Arctic Project and as Vice President, Projects, Bob is responsible for advancing the Arctic Project towards feasibility and mine permitting.

About Trilogy Metals

Trilogy Metals Inc. is a metals exploration and development company focused on exploring and developing the Ambler mining district located in northwestern Alaska. It is one of the richest and most-prospective known copper-dominant districts located in one of the safest geopolitical jurisdictions in the world. It hosts world-class polymetallic volcanogenic massive sulphide ("VMS") deposits that contain copper, zinc, lead, gold and silver, and carbonate replacement deposits which have been found to host high grade copper mineralization. Exploration efforts have been focused on two deposits in the Ambler mining district - the Arctic VMS deposit and the Bornite carbonate replacement deposit. Both deposits are located within the Company's land package that spans approximately 143,000 hectares. The Company has an agreement with NANA Regional Corporation, Inc., a Regional Alaska Native Corporation that provides a framework for the exploration and potential development of the Ambler mining district in cooperation with local communities. Our vision is to develop the Ambler mining district into a premier North American copper producer.

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain "forward-looking information" and "forward-looking statements" (collectively "forward-looking statements") within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, including, without limitation, the expected work to be conducted at the Bornite Project and Arctic Project, further development in the Ambler Mining District and the development of the Ambler mining district into a premier North American copper producer, impact of Management's skills and expertise, timing of appointments and responsibilities of Management are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; exploration plans and budgets; mineral reserves and resource estimates; work programs; capital expenditures; timelines; strategic plans; market prices for precious and base metals; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include but are not limited to the uncertainties involving success of exploration, development and mining activities, permitting timelines, requirements for additional capital, government regulation of mining operations, environmental risks, unanticipated reclamation expenses; mineral reserve and resource estimates and the assumptions upon which they are based; assumptions and discount rates being appropriately applied to the PFS; our assumptions with respect to the likelihood and timing of the AMDIAP; capital estimates; prices for energy inputs, labour, materials, supplies and services the interpretation of drill results, the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; uncertainties involved in the interpretation of drilling results and geological tests and the estimation of reserves and resources; the need for cooperation of government agencies and native groups in the development and operation of properties as well as the construction of the access road; the need to obtain permits and governmental approvals; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, metal grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; and other risks and uncertainties disclosed in the Company's Annual Report on Form 10-K for the year ended November 30, 2017 filed with Canadian securities regulatory authorities and with the United States Securities and Exchange Commission and in other Company reports and documents filed with applicable securities regulatory authorities from time to time. The Company's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. The Company assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

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SOURCE Trilogy Metals Inc.

View original content: http://www.newswire.ca/en/releases/archive/May2018/31/c4456.html

%CIK: 0001543418

For further information: Rick Van Nieuwenhuyse, President & Chief Executive Officer; Elaine Sanders, Vice President & Chief Financial Officer; 604-638-8088 or 1-855-638-8088

CO: Trilogy Metals Inc.

CNW 06:30e 31-MAY-18